                                  EXHIBIT 99.1

    CERTIFICATION OF MANAGING MEMBER OF THE GENERAL PARTNER WHO PERFORMS THE
      FUNCTIONS OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER


I, John F. Rothman, certify that the Annual Report of Casa Munras Hotel Partners, L.P. on Form 10-KSB for the annual period ended December 31, 2002 fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934 (15 U.S.C(ss) 78m of (ss) 78o(d)) and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Casa Munras Hotel Partners, L.P.


                                        CASA MUNRAS GP, LLC
                                        General Partner

                                        By: /s/ John F. Rothman
                                           -------------------------------------
                                        John F. Rothman, Managing Member
                                        Dated:  March 27,  2003